UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 5, 2006


                               Juniper Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         000-19170                                 11-2866771
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  (Commission File Number)              IRS Employer Identification Number)


           111 Great Neck Road, Suite 604, Great Neck, New York 11021
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                    (Address of Principal Executive Offices)

                                 (516) 829-4670
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On January 5, 2006, Juniper Group (A) dismissed Goldstein & Ganz, CPA's, P.C. ("G&G") as its independent accountant responsible for auditing its financial statements and (B) retained Morgenstern & Company, CPA's, P.C. ("Morgenstern") as its new independent accountants.

         G&G's report on the financial statements of Juniper Group for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports for each of the years ended December 31, 2004 and 2003 included an explanatory paragraph stating that Juniper Group had suffered recurring losses from operations, which raised substantial doubt about its ability to continue as a going concern.

         The decision to retain Morgenstern was unanimously approved by Juniper Group's board of directors.


         During its two most recent fiscal years and the subsequent interim period through the date of G&G's dismissal, Juniper Group had no disagreements, whether or not resolved, with G&G on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to G&G's satisfaction, would have caused G&G to make reference to the subject matter of the disagreement in connection with this report. There were no events otherwise reportable under Items 304(a)(1)(iv) of Regulation S-B.

         During its two most recent fiscal years and subsequent interim period, Juniper Group did not consult Morgenstern regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Juniper Group's financial statements.


         Juniper Group provided G&G with a copy of this report. Attached as
Exhibit 16.1 is a copy of a letter from G&G agreeing with the statements made in this report.

ITEM 9       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.  Description
-----------  -----------


16.1 Letter dated January 10, 2006, from Goldstein & Ganz, CPA's, P.C.to the Securities and Exchange Commission

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JUNIPER GROUP, INC.


Dated: January 10, 2006                By: /s/ Vlado P. Hreljanovic
                                          ---------------------------------
                                            Vlado P. Hreljanovic, President